Supplement dated September 8, 2017 to the following:

Spinnaker® Variable Annuity Prospectus dated May 1, 2017 as supplemented
Spinnaker® Advisor Variable Annuity Prospectus dated May 1, 2011 as supplemented
Spinnaker® Choice Variable Annuity Prospectus dated May 1, 2008 as supplemented
Spinnaker® Plus Variable Annuity Prospectus dated December 1, 2004 as supplemented

Notice of Liquidation
Pioneer Variable Contracts Trust (the "Trust") has authorized the liquidation of the Pioneer Emerging Markets VCT Portfolio on or about November 1, 2017 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of Pioneer Emerging Markets VCT Portfolio shares effective October 31, 2017.

You will need to transfer your Contract Value out of the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio and provide us with updated investment instructions by following the procedures described in the contract prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining Contract Value in the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio - Service Class 2. Until we receive new investment instructions from you, any Purchase Payment received on or after the Liquidation Date and allocated to the Sub-account invested in the Pioneer Emerging Markets VCT Portfolio will be directed to the Sub-account invested in the Fidelity VIP Government Money Market Portfolio - Service Class 2.